UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2019

FTD Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)
Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share(1)	N/A(1)	N/A(1)
(1) On June 13, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of FTD Companies, Inc. common stock, par value $0.0001 per share (“common stock”). NASDAQ filed a Form 25-NSE with the U.S. Securities and Exchange Commission on June 24, 2019 to delist the common stock from the NASDAQ Global Select Market. The delisting was effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously disclosed, on June 3, 2019 (the “Petition Date”), FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re FTD Companies, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
On June 25, 2019, the Bankruptcy Court entered an order approving the bidding procedures proposed by the Company (the “Bidding Procedures”), pursuant to which the Company was authorized to conduct an auction (the “FTD Auction”) for the sale of the FTD/ProFlowers Business (as defined below) and an auction (“the “Gourmet Foods Auction”) for the sale of the Gourmet Foods Business (as defined below) under Section 363 of the Bankruptcy Code. The Bidding Procedures provided that the terms of the Original APA (as defined below) and the Original Gourmet Foods APA (as defined below) would serve as “stalking horse agreements” for evaluating higher or better offers for the FTD/ProFlowers Business and the Gourmet Foods Business, respectively. After receiving qualified offers from other bidders for both the FTD/ProFlowers Business and the Gourmet Foods Business, reflecting higher and/or otherwise better terms than the Original APA and the Original Gourmet Foods APA, respectively, the FTD Auction and the Gourmet Foods Auction were both held on July 31, 2019.
At the FTD Auction, and in accordance with the Bidding Procedures, the Company selected the Purchaser’s (as defined below) final bid as the highest or otherwise best offer to acquire the FTD/ProFlowers Business. Such final bid is reflected in the terms of the Second A&R APA (as defined and described below). At the FTD Auction, the Company also selected Vine Holding Corporation, an affiliate of Platinum Equity Small Cap Fund, L.P., as the backup bidder pursuant to the Bidding Procedures.
At the Gourmet Foods Auction, and in accordance with the Bidding Procedures, the Company selected SBGF Acquisition, LLC’s, an affiliate of 1-800-FLOWERS.COM, Inc. (the “Gourmet Foods Purchaser”), final bid as the highest or otherwise best offer to acquire the Gourmet Foods Business. Such final bid is reflected in the terms of the Gourmet Foods APA (as defined and described below). At the Gourmet Foods Auction, the Company also selected Farids & Co. LLC, which is owned by Tariq Farid, founder of Edible Arrangements, LLC, as the backup bidder pursuant to the Bidding Procedures.
Second Amended and Restated Asset Purchase Agreement
Following the completion of the FTD Auction and to memorialize the winning bid, on July 31, 2019, FTD, Inc. (“FTD Inc.”), a wholly-owned subsidiary of the Company, and certain other subsidiaries of the Company entered into the second amended and restated asset purchase agreement (the “Second A&R APA”) with Gateway Mercury Holdings, LLC, an affiliate of Nexus Capital Management LP, a California-based private equity sponsor (the “Purchaser”), which amended and restated in its entirety the previously-disclosed asset purchase agreement entered into among the same parties on June 2, 2019, as amended and restated on June 19, 2019 (as amended and restated, the “Original APA”). Under the Second A&R APA, the Purchaser agreed to acquire the Company’s North America and Latin America florist and consumer business, including the ProFlowers business (the “FTD/ProFlowers Business”) for $110.86 million in cash, subject to customary adjustments and certain per diem adjustments (up to a total of an additional $1.0 million) in the event the sale does not close on or prior to August 15, 2019. The Second A&R APA remains subject to certain customary closing conditions, including the entry of an approval order by the Bankruptcy Court.
Closing will be held upon the fourth business day following satisfaction of the conditions set forth in the Second A&R APA. The Company will seek to close the transaction as soon as possible and in accordance with milestones agreed to with the lenders party to the Superpriority Secured Debtor-In-Possession Credit Agreement, dated June 5, 2019, by and among the Company, the Debtors party thereto as guarantors, such lenders and Bank of America, N.A. as Administrative Agent (the “DIP Lenders”).

The foregoing is only a brief description of the material terms and conditions of the Second A&R APA, which has been filed with and is available from the Bankruptcy Court.
Gourmet Foods Asset Purchase Agreement
As previously disclosed, on June 23, 2019, Provide Commerce LLC (“Provide Commerce”), a wholly-owned subsidiary of the Company, entered into a stalking horse asset purchase agreement (the “Original Gourmet Foods APA”) with Farids & Co. LLC, which is owned by Tariq Farid, founder of Edible Arrangements, LLC, to acquire the Company’s Shari’s Berries online retail gourmet foods and food gifting business (the “Gourmet Foods Business”).
Following the completion of the Gourmet Foods Auction and to memorialize the winning bid, on July 31, 2019, Provide Commerce entered into an asset purchase agreement (the “Gourmet Foods APA”) with the Gourmet Foods Purchaser to acquire the assets related to the Gourmet Food Business.
Pursuant to the terms and subject to the conditions in the Gourmet Foods APA, the purchase price is $20.5 million in cash. The Gourmet Foods APA remains subject to certain customary closing conditions, including the entry of an approval order by the Bankruptcy Court.
Closing will be held upon the third business day following satisfaction of the conditions set forth in the Gourmet Foods APA. The Company will seek to close the transaction as soon as possible and in accordance with milestones agreed to with the DIP Lenders (as defined above).
The foregoing is only a brief description of the material terms and conditions of the Gourmet Foods APA, which has been filed with and is available from the Bankruptcy Court.
Item 2.01    Completion of Acquisition or Disposition of Assets.
Effective August 1, 2019, following approval of the sale by an order of the Bankruptcy Court on August 1, 2019, Provide Creations, Inc. (“Provide Creations”), a wholly-owned subsidiary of the Company, completed the sale of the Company’s Personal Creations personalized gifts business (the “Personal Creations Sale”), pursuant to the stalking horse asset purchase agreement, dated June 23, 2019, by and among Provide Creations and certain other subsidiaries of the Company and PlanetArt, LLC (the “Personal Creations APA”). Pursuant to the terms and subject to the conditions in the Personal Creations APA, the purchase price was $18.1 million in cash, subject to customary adjustments.
Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on management’s current expectations, estimates and projections about the Company’s operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions (including the contemplated sales of substantially all of the Debtors’ assets), the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and management’s expectations with respect to, the operation of its business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Chapter 11 Cases and impacts to its business related thereto. Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring strategy; the Company’s and the Debtors’ ability to consummate sales of substantially all of the Debtors’ assets and the terms and conditions of any such sales; the Company’s ability to implement operational improvement efficiencies; the risks related to the Company’s delisting from Nasdaq and trading on the OTC Pink Market and the other factors disclosed in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, management undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. Based on the values for the Company’s businesses contemplated by the Second A&R APA, the Personal Creations APA and the Gourmet Foods APA referred to herein, the Company expects that existing Company stockholders will receive no recovery at the end of the Chapter 11 Cases, consistent with legal priorities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.
Dated:	August 6, 2019	By:	/s/ Steven D. Barnhart
			Name:	Steven D. Barnhart
			Title:	Executive Vice President and Chief Financial Officer